UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934

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HC CAPITAL TRUST

_______________________________________________________________________________________

(Name of Registrant as Specified in Its Charter)

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HC CAPITAL TRUST

Five Tower Bridge, 300 Barr Harbor Drive, 5th Floor

West Conshohocken, Pennsylvania 19428

April 14, 2026

To the Shareholders of The Core Fixed Income Portfolio (the “Portfolio”) of HC Capital Trust:

We encourage you to read the attached information statement thoroughly. As the information statement describes, the Board of Trustees of HC Capital Trust has approved two new portfolio management agreements with Parametric Portfolio Associates LLC for the Portfolio on the terms described herein.

The enclosed document is purely for informational purposes. You are not being asked to vote or take action on any matter.

As always, thank you for your trust and confidence.

Sincerely yours,

Colette Bergman

Vice President & Treasurer

HC Capital Trust

HC Capital Trust

Five Tower Bridge, 300 Barr Harbor Drive, 5th Floor

West Conshohocken, PA 19428

The Core Fixed Income Portfolio

(the “Portfolio”)

INFORMATION STATEMENT

This Information Statement is being provided to the shareholders of the Portfolio, which is a series of HC Capital Trust (the “Trust”). This Information Statement is in lieu of a proxy statement, pursuant to the terms of an Exemptive Order (the “Order”) that the Trust and Hirtle & Co., LLC, of which the Trust’s investment adviser, HC Capital Solutions (the “Adviser”), is a division, received from the U.S. Securities and Exchange Commission (the “SEC”) on July 10, 2012. The Order permits the Adviser, under certain circumstances, to hire or replace independent investment advisory firms (each, a “Specialist Manager”) and to make changes to existing portfolio management agreements with Specialist Managers with the approval of the Board of Trustees (the “Board”) of the Trust without the need for a shareholder meeting. Under the conditions of the Order, the Board must provide notice to shareholders within 90 days of hiring a new Specialist Manager or implementing any material change in a portfolio management agreement.

At a meeting held on December 16, 2025 (the “First Meeting”), the Board, including a majority of the members of the Board who are not “interested persons” of the Trust or any investment adviser to the Trust (“Independent Trustees”), considered and approved a new portfolio management agreement (the “First Agreement”) between the Trust and Parametric Portfolio Associates LLC (“Parametric”) with respect to the Portfolio. The Trust and Parametric then entered into the First Agreement, which became effective on January 26, 2026. Subsequently, at a meeting held on March 10, 2026 (the “Second Meeting”), the Board, including a majority of the Independent Trustees, considered and approved another new portfolio management agreement (the “Second Agreement” and, together with the First Agreement, the “Agreements”) between the Trust and Parametric with respect to the Portfolio. The Trust and Parametric then entered into the Second Agreement, which became effective on March 10, 2026.

This Information Statement is being provided to shareholders to fulfill the notice requirement, and a notice regarding the website availability of this Information Statement will be mailed on or about April 14, 2026 to the Portfolio’s shareholders of record as of March 13, 2026 (the “Record Date”). This Information Statement describes the Agreements.

NO SHAREHOLDER VOTE WILL BE TAKEN WITH RESPECT TO THE MATTERS DESCRIBED IN THIS INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

INTRODUCTION AND BACKGROUND

The Trust is a diversified, open-end management investment company. The Trust is designed to operate in a “multi-manager” or “manager of managers” format and as a vehicle through which the Adviser and/or its affiliates implement certain asset allocation strategies on behalf of their investment advisory clients. Under the multi-manager structure, day-to-day portfolio management services and investment decisions are provided to each of the Trust’s investment portfolios by one or more Specialist Managers. Each Specialist Manager is paid directly by the Portfolio(s) for which it provides portfolio management services. The Adviser serves as the Trust’s primary investment adviser and, in particular, monitors, evaluates and oversees the Specialist Managers that serve the Trust’s various portfolios. The Board is responsible for the overall supervision and management of the business and affairs of the Trust.

Parametric manages four different strategies for various Portfolios of the Trust. Parametric has managed one of these strategies, the Options Overlay Strategy, in the Portfolio since February 5, 2021. At the First Meeting, the Adviser recommended, and the Board approved, adding Parametric’s “Targeted Strategy” to the Portfolio. The Targeted Strategy is the second stage of a two stage investment process under the direction of the Adviser in which Parametric effects transactions at the direction of the Adviser. Parametric provides expertise in trade execution, instrument and structure selection. Additionally, Parametric provides customized reporting on position details, liquidity/margin status and adequacy, and performance. At the Second Meeting, the Adviser recommended, and the Board approved, adding Parametric’s “Liquidity Strategy” to the Portfolio. The Liquidity Strategy seeks to closely match the performance of the Portfolio’s benchmark index (or other benchmark as specified by the Adviser) through the use of exchange-traded futures contracts, exchange traded funds (ETFs) and closed-end funds. The strategy utilizes a disciplined approach that is implemented in a mechanical manner, and which does not rely on predictive forecasts or market timing when making investment decisions. The Liquidity Strategy seeks to provide returns commensurate with the Portfolio’s stated benchmark index or other benchmark as specified by the Adviser.

Under the terms of the First Agreement, Parametric is entitled to receive a fee from the Portfolio, calculated daily and payable monthly in arrears, at the annual rate of 0.05% of the assets committed to Parametric’s Targeted Strategy. Parametric shall also be entitled to receive a flat fee of $5,000 per year from the Portfolio, provided that such fee will be waived with respect to each calendar year during which no assets of the Portfolio were allocated to the Targeted Strategy.

Under the terms of the Second Agreement, Parametric is entitled to receive a fee from the Portfolio, calculated daily and payable monthly in arrears, at the annual rate of 0.15% of the first $50 million of the Combined Liquidity Assets (as defined below) committed to Parametric’s Liquidity Strategy; 0.10% of the next $100 million of the Combined Liquidity Assets and 0.05% on Combined Liquidity Assets over $150 million. The term “Combined Liquidity Assets” means the sum of the net assets of that portion of each of the Trust’s Portfolios allocated to Parametric from time-to-time in their Liquidity Strategy. Parametric is also entitled to receive a flat fee of $10,000 per year, provided that 1/12 of such fee will be waived with respect to each calendar month during which no assets of the Portfolio were allocated to Parametric for investment in their Liquidity Strategy.

The fees paid pursuant to each of the First Agreement and the Second Agreement are equal to, or lower than, the fee currently paid to at least one of the other Specialist Managers serving the Portfolio. The Agreements are similar in all material respects to each of the existing agreements between the Trust and the other Specialist Managers currently serving the Portfolio. The addition of the Targeted Strategy to the Portfolio is intended to allow the Adviser to have the ability, when it believes it to be appropriate, to allocate to Parametric a portion of the Portfolio’s assets to assist the Adviser in managing exposure to specific asset classes, market sectors, industries or countries. The addition of the Liquidity Strategy to the Portfolio is intended to allow the Portfolio to continue to realize market-like returns on assets being held in cash or cash equivalents. The effect of any such allocation on the Portfolio’s overall expenses will depend on the overall allocation of assets among the various Specialist Managers serving the Portfolio at any given time and cannot be calculated at this time.

Copies of the forms of Agreements are attached to this Information Statement as Exhibit A.

Additional information about Parametric is set forth under the heading “Management of the Trust” in this Information Statement.

As indicated above, the Trust and the Adviser’s parent organization have obtained an Order from the SEC, which permits the Trust to enter into portfolio management agreements with Specialist Managers without obtaining shareholder approval under certain circumstances. The Adviser, subject to the review and approval of the Board, selects Specialist Managers for each of the Trust’s investment portfolios, and supervises and monitors the performance of each Specialist Manager. The Trust may rely on said Order, provided that the investment portfolios are managed by the Adviser, and comply with the terms and conditions set forth in the application for the Order.

The Order also permits the Adviser, subject to the approval of the Board, to replace Specialist Managers or amend portfolio management agreements without shareholder approval (except in the case of affiliated Specialist Managers) whenever the Adviser and the Board believe such action will benefit the respective Portfolio and its shareholders.

FACTORS CONSIDERED BY THE BOARD

The Board, including a majority of the Independent Trustees, considered and approved the Agreements.

In considering the information and materials described herein, the Independent Trustees were represented by, and met separately with, their independent legal counsel and were provided with a written description of their statutory responsibilities and the legal standards that are applicable to approvals of advisory agreements. In view of the broad scope and variety of factors and information, the Board did not find it practicable to, and did not, assign relative weights to the specific factors considered in reaching its conclusions to approve the Agreements. Rather, the conclusions were made on the basis of each Trustee’s business judgment after consideration of all of the factors taken in their entirety.

Based upon the Adviser’s recommendation, it was determined by the Board that the engagement of Parametric to manage the Targeted Strategy and the Liquidity Strategy for the Portfolio was appropriate. Accordingly, the Board approved the terms of the Agreements.

In connection with its deliberations, the Board reviewed and considered information that it had requested and received from Parametric, as well as information provided to it by the Adviser.

In approving the Agreements, the Board concluded that approval of the Agreements was in the best interests of the Portfolio and consistent with the expectations of shareholders of the Portfolio. Based upon the Adviser’s recommendation, it was determined by the Board that allowing the Portfolio to have access to Parametric’s Targeted Strategy, in which Parametric effects transactions at the direction of the Adviser to balance perceived underweights in the overall investment portfolio, would be appropriate. Accordingly, the Board approved the First Agreement. Based upon the Adviser’s further recommendation, it was also determined by the Board that allowing the Portfolio to have access to Parametric’s Liquidity Strategy, in which Parametric uses exchange-traded futures contracts, ETFs and closed-end funds to achieve market-like returns with respect to assets being held in cash or cash equivalents would also be appropriate.

In connection with its deliberations, the Board noted that the terms of the Agreements were substantially similar, including the applicable fees, to the terms of existing Portfolio Management Agreements already in effect between the Trust and Parametric with respect to the Targeted Strategy and the Liquidity Strategy in multiple Portfolios of the Trust. The Board also reviewed and considered information that it had requested and received from Parametric as well as information provided to it by the Adviser with respect to the strategies. The Board was also informed with respect to the information it had reviewed about Parametric at a prior meeting in 2025 and at the Second Meeting related to the annual renewal of Parametric’s existing Portfolio Management Agreements with the Trust.

In concluding that the services expected to be provided by Parametric were reasonably likely to benefit the Portfolio, the Board did not rely upon any single factor, but gave substantial weight to the Adviser’s assessment of the structure of the Portfolio, the role of the various Specialist Managers currently serving the Portfolio, and the potential benefits of engaging Parametric to manage a portion of the Portfolio’s assets using the Targeted Strategy and the Liquidity Strategy.

The Board also determined that the terms of the Agreements were fair and reasonable and that the rate at which Parametric would be compensated for its services under the Agreements was reasonable. During the course of its deliberations, the Board was provided with publicly available information assembled by a third-party service provider about the performance and fee structures of funds similar to the Portfolio managed by other investment advisers (the “peer group”). While the Board found the information presented useful as an indication of the range of fees and services in the peer groups, the Board did not specifically rely upon such comparisons, but based its findings primarily on the specific facts and circumstances of the Portfolio and of the Trust as a whole and the fact that the rates at which Parametric is to be compensated were determined as a result of arms-length negotiations conducted by the officers of the Trust and the Adviser. The Board also recognized that the overall levels of advisory fees and expenses experienced by the Portfolio depend upon the manner in which the assets of the Portfolio are allocated among the various Specialist Managers by the Adviser.

Based on the above, the Board further determined that the profitability to Parametric from its relationship with the Portfolio was not a material factor in its deliberations with respect to consideration of the approval of the Agreements. The Board recognized that Parametric would not participate in the administration of the Portfolio or in the distribution of shares of the Portfolio and thus would receive limited, if any, benefit from its association with the Trust other than the fees paid to Parametric by the Portfolio for investment management services.

Additional Information About the Agreements

The Agreements require the named service provider to (i) provide a continuous investment program for that portion of the Portfolio’s assets that may be allocated to it; (ii) provide investment research; (iii) select brokers and dealers through which securities transactions are executed; and (iv) maintain certain records required under relevant provisions of the Investment Company Act of 1940, as amended (the “1940 Act”). The Agreements also provide: that the service provider will not be liable to the Trust for any loss sustained by the Trust unless such loss is caused by the service provider’s willful misfeasance, reckless disregard of duty, bad faith or gross negligence; for termination of each Agreement by the Trust or by the service provider upon sixty days’ written notice; and termination in the event of an “assignment” as defined in the 1940 Act.

With respect to duration and termination, the Agreements provide that they shall continue in effect for a period of two years from the date on which each becomes effective. The Agreements will remain in effect thereafter from year to year for so long as their continuance is specifically approved, at least annually, by (i) a majority of the Board or the vote of the holders of a majority of the Portfolio’s outstanding voting securities; and (ii) the affirmative vote, cast in person at a meeting called for the purpose of voting on such continuance, of a majority of the Trust’s Independent Trustees.

MANAGEMENT OF THE TRUST

Information about HC Capital Solutions.

Under the terms of a discretionary investment advisory agreement with the Trust (the “HC Agreement”), the Adviser continuously monitors the performance of various investment management organizations, including the several Specialist Managers retained by the Trust and generally oversees the services provided to the Trust by its administrator, custodian and other service providers. The HC Agreement also authorizes the Adviser to allocate and reallocate assets among Specialist Managers in multi-manager portfolios of the Trust from time to time without additional authorization of the Trust’s Board. In addition, the HC Agreement provides that the Adviser will make its officers available to serve as officers and/or Trustees of the Trust, and maintain office space sufficient for the Trust’s principal office. The Adviser receives no fee for its services under the HC Agreement.

The Adviser is a division of Hirtle & Co., LLC, and wholly owned by Hirtle Callaghan Holdings, Inc., which is controlled by Jonathan J. Hirtle. The Adviser’s principal offices are located at Five Tower Bridge, 300 Barr Harbor Drive, 5th floor, West Conshohocken, PA 19428. Geoffrey A. Trzepacz, Chief Operating Officer of Hirtle & Co., LLC, serves as President of the Trust. The current HC Agreement was last approved by the Trust’s Board (including a majority of the Trust’s Independent Trustees) at a meeting of the Board held on March 10, 2026 and was last approved by shareholders of the Portfolio on December 27, 2006.

Information about Parametric

Parametric is an investment adviser registered with the SEC pursuant to the Investment Advisers Act of 1940, as amended. As of December 31, 2025, Parametric had approximately $684.8 billion in assets under management. Parametric is a wholly-owned subsidiary of Morgan Stanley. The business address of Morgan Stanley is 1585 Broadway, New York, NY 10036. The business address of Parametric is 800 Fifth Ave, Suite 2800 Seattle, WA 98104.

Parametric currently serves as a Specialist Manager to the Portfolio managing two different strategies at different fee rates. For the fiscal year ended June 30, 2025, Parametric received advisory fees from the Portfolio of $48,000.

Mr. Clint Talmo, Mr. Jason Nelson and Mr. Tyler Nowicki are expected to be primarily responsible for the day-to-day management of the portion of each Portfolio’s assets allocated to Parametric for investment in its Liquidity Strategy, Options Overlay Strategy and the client directed targeted exposure for the Targeted Strategy. Ms. Jennifer Mihara and Mr. Gordon Wotherspoon are expected to be primarily responsible for the active equity model implementation for the Targeted Strategy. Mr. Talmo, CFA, Managing Director – Investment Strategy, leads a team responsible for designing, trading, and managing customized overlay portfolios utilizing a wide spectrum of asset classes across global markets. Mr. Talmo joined Parametric in 2014. He earned a B.S. in Finance from the University of Colorado. He is a CFA charterholder and a member of the CFA Society of Minnesota. Mr. Nelson, CFA, Senior Portfolio Manager is responsible for designing, trading, and managing overlay portfolios with an emphasis on ETFs and OTC instruments. Mr. Nelson joined Parametric in 2014. Mr. Nelson earned a B.S. in Economics and Finance from Minnesota State University, Mankato. He is a CFA charterholder and a member of the CFA Society of Minnesota. Mr. Nowicki, CFA, Portfolio Manager is responsible for designing, trading, and managing overlay portfolios. Mr. Nowicki joined Parametric in 2014. Mr. Nowicki earned a BBA in financial markets-finance from the University of Minnesota Duluth. He is a CFA charterholder and a member of the CFA Society of Minnesota. Ms. Mihara, Head of Equity Fund Management, is responsible for providing oversight to the Centralized Portfolio Management (CPM), Global Equities, and Institutional CPM & Large Case Custom Core Portfolio Management teams. Prior to her current role, Ms. Mihara was responsible for leading the CPM Team. Before joining Parametric in 2005, Ms. Mihara was an investment associate at Merrill Lynch for five years. She earned a B.A. in economics and a minor in mathematics from Colgate University. Mr. Wotherspoon, Managing Director - Head of Equity, is responsible for portfolio management of Parametric's Custom Core Equity product for brokerage and bank-sponsored channels. He has been with Parametric since 2004. He earned an M.B.A and a B.S. in Economics from the University of Washington.

For its services related to its Liquidity Strategy, Parametric is entitled to receive a fee from the Portfolio, calculated daily and payable monthly in arrears, at the annual rate of 0.15% of the first $50 million of the Combined Liquidity Assets (as defined below) committed to the Liquidity Strategy; 0.10% of the next $100 million of the Combined Liquidity Assets and 0.05% on Combined Liquidity Assets over $150 million. The term “Combined Liquidity Assets” means the sum of the net assets of that portion of each of the Trust’s Portfolios allocated to Parametric from time-to-time in their Liquidity Strategy. Parametric is also entitled to receive a flat fee of $10,000 per year, provided that 1/12 of such fee will be waived with respect to each calendar month during which no assets of the Portfolio were allocated to Parametric for investment in their Liquidity Strategy.

For its services related to its Targeted Strategy, Parametric receives a fee from the Portfolio, calculated daily and payable monthly in arrears, at the annual rate of 0.05% of the Targeted Strategy Assets (as defined below) committed to Parametric’s Targeted Strategy. The term “Targeted Strategy Assets” means the sum of the net assets of that portion of the Portfolio allocated to Parametric from time-to-time in their Targeted Strategy. Parametric shall also be entitled to receive a flat fee of $5,000 per year from the Portfolio, provided that such fee will be waived with respect to each calendar year during which no assets of the Portfolio were allocated to the Targeted Strategy.

For its services related to its Options Overlay Strategy, Parametric receives a flat fee from the Portfolio of $4,500 for each calendar month in which the Portfolio has assets allocated to Parametric for management using the options overlay strategy.

The name and principal occupation of the principal executive officer and each director of Parametric is as follows:

Name	Principal Occupation
Thomas Lee, CFA	Co-President and Chief Investment Officer
Ranjit Kapila	Co-President and Chief Operating Officer
Melissa Fell	Chief Administrative Officer
Rob Ciro	Managing Director, Product Management
Arianna Fuller	Managing Director, Client Relations Group
Brian Herscovici, CFA	Chief Operating Officer, Investments
Shivani Patil	Managing Director, Head of Technology
Jon Rocafort, CFA	Managing Director, Head of Fixed Income
Jennifer Sireklove, CFA	Managing Director, Investment Strategy
Greg Thompson	Managing Director, Head of Operations
Chris Uhas, CFA	Managing Director, Head of Institutional Distribution

Parametric does not act as an investment advisor with respect to any other registered funds that have investment objectives and strategies similar to those of the Portfolio.

Information about the Other Specialist Managers.

The Core Fixed Income Portfolio. The Core Fixed Income Portfolio is currently managed by three (3) Specialist Managers: Agincourt Capital Management, LLC (“Agincourt”), Mellon Investments Corporation (“Mellon”) and Parametric. Mellon’s principal offices are located at BNY Mellon Center, One Boston Place, Boston, MA 02108. Agincourt’s principal offices are located at 200 South 10th Street, Suite 800, Richmond, VA 23219.

Administration and Related Services. Citi Fund Services Ohio, Inc. and certain of its affiliated companies (collectively, “Citi”) currently provide administration and accounting services to the Trust pursuant to the terms of a Services Agreement between Citi and the Trust approved by the Board on June 11, 2014. Citi is located at 4400 Easton Commons, Suite 200, Columbus, Ohio 43219.

Transfer Agency. FIS Investor Services LLC serves as the Trust’s Transfer Agent pursuant to an agreement approved by the Board on March 10, 2015. The offices of the Transfer Agent are located at 4249 Easton Way, Suite 400, Columbus, Ohio 43219.

Distribution Services. Ultimus Fund Distributors, LLC (“Ultimus”) provides certain services to the Trust pursuant to an agreement most recently approved by the Board on June 10, 2025, in connection with the issuance and sale of shares of the Portfolios of the Trust. Because shares of the Trust’s investment portfolios are available only to clients of the Adviser and financial intermediaries that have established a relationship with the Adviser, the services provided by Ultimus are limited and are not primarily intended to result in the sale of Trust shares. Ultimus receives an annual fee of $50,000 for performing the services listed under its agreement. The principal offices of Ultimus, a wholly-owned subsidiary of Ultimus Fund Solutions LLC, are located at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246.

Holders of 5% of Shares on Record Date.

The Trust is not aware of any shareholders who hold beneficially 5% or more of shares of the Portfolio as of the Record Date. The Adviser may be deemed to have, or share, investment and/or voting power with respect to more than 50% of the shares of the Trust’s Portfolios, with respect to which shares the Adviser disclaims beneficial ownership. The Trustees and officers of the Trust, as a group, own less than 1% of the outstanding shares of the Portfolio.

General Matters Under Delaware Law

As a Delaware statutory trust, the Trust is not required, and currently does not intend, to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The 1940 Act requires initial shareholder approval of each of the investment advisory agreements, election of Trustees and, if the Trust holds an annual meeting, ratification of the Board’s selection of the Trust’s independent registered public accounting firm. Under certain circumstances, the law provides shareholders with the right to call for a meeting of shareholders to consider the removal of one or more Trustees. To the extent required by law, the Trust will assist in shareholder communication in such matters. Although the Trust does not anticipate that an annual meeting will be held, shareholders may submit proposals that will be considered for submission to shareholders at such meeting. In the event that an annual meeting is held, any such proposal must be received at least 120 days before proxy statements prepared in connection with such a meeting are forwarded to shareholders.

By Order of the Board of Trustees of HC Capital Trust

Dated: April 14, 2026

EXHIBIT A

PORTFOLIO MANAGEMENT AGREEMENT

For The Core Fixed Income Portfolio

AGREEMENT made this ___ day of ________, 2026, between Parametric Portfolio Associates, LLC, a limited liability company organized under the laws of Delaware (“Portfolio Manager”) and The HC Capital Trust, a Delaware statutory trust (“Trust”).

WHEREAS, the Trust is registered as an open-end, diversified, management series investment company under the Investment Company Act of 1940, as amended (“Investment Company Act”) which currently offers eleven series of beneficial interests (“shares”) representing interests in separate investment portfolios, and may offer additional portfolios in the future; and

WHEREAS, HC Capital Solutions, a division of Hirtle, Callaghan & Co., LLC (the “Adviser”) serves as the overall investment adviser to the Trust under the terms of a discretionary investment advisory agreement; and

WHEREAS, the Trust desires to retain the Portfolio Manager to provide, together with HC Capital Solutions, a continuous program of investment management to that portion of The Core Fixed Income Portfolio of the Trust (“Portfolio”) that may, from time to time, be allocated to its Targeted Strategy by, or under the supervision of, the Trust's Board of Trustees, and Portfolio Manager is willing, in accordance with the terms and conditions hereof, to provide such services to the Trust;

NOW THEREFORE, in consideration of the promises and covenants set forth herein and intending to be legally bound hereby, it is agreed between the parties as follows:

1.             Appointment of Portfolio Manager. The Trust hereby retains Portfolio Manager to provide the investment services set forth herein and Portfolio Manager agrees to accept such appointment. In carrying out its responsibilities under this Agreement, the Portfolio Manager shall at all times act in accordance with the investment objectives, policies and restrictions applicable to the Portfolio as set forth in the then current Registration Statement of the Trust delivered by the Trust to the Portfolio Manager, applicable provisions of the Investment Company Act and the rules and regulations promulgated under the Investment Company Act and other applicable federal securities laws.

2.             Duties of Portfolio Manager. (a) Portfolio Manager shall provide, together with HC Capital Solutions, a continuous program of investment management for that portion of the assets of the Portfolio that may, from time to time be allocated to its Targeted Strategy ("Account") by, or under the supervision of, the Trust's Board of Trustees, as indicated in writing by an authorized officer of the Trust. It is understood that the Account may consist of all, a portion of or none of the assets of the Portfolio, and that the Board of Trustees and/or the Adviser have the right to allocate and reallocate such assets to the Account at any time, and from time to time, upon such notice to the Portfolio Manager as may be reasonably necessary, in the view of the Trust, to ensure orderly management of the Account or the Portfolio. The Portfolio Manager’s responsibility for providing portfolio management services to the Portfolio shall be limited to the Account.

(b) Subject to the general supervision of the Trust's Board of Trustees, and together with HC Capital Solutions, Portfolio Manager shall have investment discretion with respect to the Account, including investment research, selection of the securities and other investments to be purchased and sold and the portion of the Account, if any, that shall be held uninvested, and the selection of brokers, dealers and futures commission merchants through which transactions in the Account shall be executed. The Portfolio Manager shall not consult with any other portfolio manager of the Portfolio concerning transactions for the Portfolio in securities or other assets. Specifically, and without limiting the generality of the foregoing, Portfolio Manager agrees that it will:

(i) advise the Portfolio's designated custodian bank and administrator or accounting agent on each business day of each purchase and sale or by the day following trade date, as the case may be, made on behalf of the Account, specifying the name and quantity of the security purchased or sold, the unit and aggregate purchase or sale price, commission paid, the market on which the transaction was effected, the trade date, the settlement date, the identity of the effecting broker, dealer or futures commission merchant and/or such other information, and in such manner, as may from time to time be reasonably requested by the Trust;

(ii) maintain all applicable books and records with respect to the transactions of the Account. Specifically, Portfolio Manager agrees to maintain with respect to the Account those records required to be maintained under Rule 31a-1(b)(1), (b)(5) and (b)(6) under the Investment Company Act with respect to transactions in the Account including, without limitation, records which reflect securities or other investment instruments purchased or sold in the Account, showing for each such transaction, the name and quantity of securities or other investment instruments, the unit and aggregate purchase or sale price, commission paid (if any), the market on which the transaction was effected, the trade date, the settlement date, and the identity of the effecting broker or dealer. Portfolio Manager will preserve such records in the manner and for the periods prescribed by Rule 31a-2 under the Investment Company Act. Portfolio Manager acknowledges and agrees that all records it maintains for the Trust are the property of the Trust and Portfolio Manager will surrender promptly to the Trust any such records upon the Trust's request. The Trust agrees, however, that Portfolio Manager may retain copies of those records that are required to be maintained by Portfolio Manager under federal or state regulations to which it may be subject or are reasonably necessary for purposes of conducting its business;

(iii) provide, in a timely manner, such information as may be reasonably requested by the Trust or its designated agents in connection with, among other things, the daily computation of the Portfolio's net asset value and net income, preparation of proxy statements or amendments to the Trust’s registration statement and monitoring investments made in the Account to ensure compliance with the various limitations on investments applicable to the Portfolio and to ensure that the Portfolio will continue to qualify for the special tax treatment accorded to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”); and

(iv) render regular reports to the Trust concerning the performance of Portfolio Manager of its responsibilities under this Agreement. In particular, Portfolio Manager agrees that it will, at the reasonable request of the Board of Trustees, attend meetings of the Board or its validly constituted committees and will, in addition, make its officers and employees available to meet with the officers and employees of the Trust at least quarterly and at other times upon reasonable notice, to review the investments and investment program of the Account.

3.             Portfolio Transaction and Brokerage. In placing orders for portfolio securities with brokers and dealers, Portfolio Manager shall use its best efforts to execute securities transactions on behalf of the Account in such a manner that the total cost or proceeds in each transaction is the most favorable under the circumstances. Portfolio Manager may, however, in its discretion, direct orders to brokers that provide to Portfolio Manager research, analysis, advice and similar services, and Portfolio Manager may cause the Account to pay to those brokers a higher commission than may be charged by other brokers for similar transactions, provided that Portfolio Manager determines in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Portfolio Manager to the Account and any other accounts with respect to which Portfolio Manager exercises investment discretion, and provided further that the extent and continuation of any such practice is subject to review by the Trust's Board of Trustees. Portfolio Manager shall not execute any portfolio transactions for the Trust with a broker or dealer which is an "affiliated person" of the Trust or Portfolio Manager, including any other investment advisory organization that may, from time to time act as a portfolio manager for the Portfolio or any of the Trust's other Portfolios, except as permitted under the Investment Company Act and rules promulgated thereunder. The Trust shall provide a list of such affiliated brokers and dealers to Portfolio Manager and will promptly advise Portfolio Manager of any changes in such list.

4.             Expenses and Compensation. Except for expenses specifically assumed or agreed to be paid by the Portfolio Manager under this Agreement, the Portfolio Manager shall not be liable for any expenses of the Portfolio or the Trust, including, without limitation: (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase and sale of securities or other investment instruments with respect to the Portfolio; and (iii) custodian fees and expenses. For its services under this Agreement, Portfolio Manager shall be entitled to receive a fee, which fee shall be calculated daily and payable monthly in arrears at the annual rate of 0.05%.

Portfolio Manager shall also be entitled to receive a flat fee of $5,000 per year, provided that such fee will be waived with respect to each calendar year during which no Portfolio assets were allocated to the Account.

For avoidance of doubt, Trust assets will be valued in accordance with the Trust’s Procedures for Determining Net Asset Value for the Trust.

5.             Limitation of Liability and Indemnification. (a) The Portfolio Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio or the Trust in connection with the matters to which this Agreement relates including, without limitation, losses that may be sustained in connection with the purchase, holding, redemption or sale of any security or other investment by the Trust on behalf of the Portfolio, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Portfolio Manager in the performance of its duties or from reckless disregard by it of its duties under this Agreement. The Trust shall indemnify the Portfolio Manager for any liability and expenses, including reasonable attorneys' fees, which may be sustained (i) as a result of the Trust’s willful misfeasance, bad faith, negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws, or (ii)  in connection with the purchase, holding, redemption or sale of any security or other investment effected by Portfolio Manager at the specific direction of HC Capital Solutions, except where such losses resulted from the bad faith, willful misconduct or gross negligence of Portfolio Manager in the performance of its duties or from reckless disregard by it of its duties under this Agreement.

(b) Notwithstanding the foregoing, Portfolio Manager expressly agrees that the Trust may rely upon (i) Portfolio Manager’s current Form ADV and (ii) information provided, in writing, by Portfolio Manager to the Trust in accordance with Section 9 of this Agreement or otherwise to the extent such information was provided by Portfolio Manager for the purpose of inclusion in SEC Filings, as hereinafter defined provided that a copy of each SEC Filing is provided to Portfolio Manager as follows: (i) at least 10 business days prior to the date on which it will become effective, in the case of a registration statement; (ii) at least 10 business days prior to the date upon which it is filed with the SEC in the case of the Trust's semi-annual report on Form N-SAR or any shareholder report or proxy statement; or (iii) at least 10 business days prior to first use, in the case of any other SEC Filing. For purposes of this Section 5, “SEC Filings” means the Trust's registration statement and amendments thereto, proxy statement or information statement and any periodic reports relating to the Trust and its Portfolios that are required by law to be furnished to shareholders of the Trust and/or filed with the Securities and Exchange Commission.

(c) The Portfolio Manager shall indemnify the Trust for any liability and expenses, including reasonable attorneys' fees, which may be sustained as a result of the Portfolio Manager’s willful misfeasance, bad faith, negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Portfolio Manager further agrees to indemnify and hold harmless the Trust and each of its Trustees, officers, employees and control persons from any claims, liabilities and reasonable expenses, including reasonable attorneys' fees (collectively, "Losses"), to the extent that such Losses arise out of any untrue statement of a material fact contained in an SEC Filing or the omission to state therein a material fact necessary to make the statements therein, in light of the circumstances under which they are made, not materially misleading, if such statement or omission was made in reliance upon Portfolio Manager’s current Form ADV or written information furnished by Portfolio Manager for the purpose of inclusion in such SEC Filings or other appropriate SEC Filings provided that a copy of each SEC Filing was provided to Portfolio Manager as follows (i) at least 10 business days prior to the date on which it will become effective, in the case of a registration statement; (ii) at least 10 business days prior to the date upon which it is filed with the SEC in the case of the Trust's semi-annual report on Form N-SAR or any shareholder report or proxy statement; (iii) at least 10 business days prior to first use, in the case of any other SEC Filing.

(d) In the event that a legal proceeding is commenced against the Trust on the basis of claims for which Portfolio Manager would, if such claims were to prevail, be required to indemnify the Trust pursuant to Section 5(c) above, Portfolio Manager will, at its expense, provide such assistance as the Trust may reasonably request in preparing the defense of such claims (including by way of example making personnel available for interview by counsel for the Trust, but specifically not including retention or payment of counsel to defend such claims on behalf of the Trust) provided that Portfolio Manager will not be required to pay any Losses of the Trust except to the extent it may be required to do so under Section 5(c) above.

(e) The indemnification obligations set forth in Section 5 (c) shall not apply unless: (i) the statement or omission in question accurately reflects information provided to the Trust in writing by the Portfolio Manager; (ii) the statement or omission in question was made in an SEC Filing in reliance upon written information provided to the Trust by the Portfolio Manager specifically for use in such SEC Filing; (iii) the Portfolio Manager was afforded the opportunity to review the statement (or the omission was identified to it) in connection with the 10 business day review requirement set forth in Section 5(b) above; and (iv) upon receipt by the Trust of any notice of the commencement of any action or the assertion of any claim to which the indemnification obligations set forth in Section 5(c) may apply, the Trust notifies the Portfolio Manager, within 30 days and in writing, of such receipt and provides to Portfolio Manager the opportunity to participate in the defense and/or settlement of any such action or claim. Further, Portfolio Manager will not be required to indemnify any person under this Section 5 to the extent that Portfolio Manager relied upon statements or information furnished to them, in writing, by any officer, employee or Trustee of the Trust, or by the Trust's custodian, administrator or accounting agent or any other agent of the Trust, in preparing written information provided to the Trust and upon which the Trust relied in preparing the SEC Filing(s) in question.

(f) Portfolio Manager shall not be liable for: (i) any acts of any other portfolio manager to the Portfolio or the Trust with respect to the portion of the assets of the Portfolio or the Trust not managed by the Portfolio Manager; (ii) acts of the Portfolio Manager which result from acts of the Trust, including, but not limited to, a failure of the Trust to provide accurate and current information with respect to the investment objectives, policies, or restrictions applicable to the Portfolio, actions of the Trustees, or any records maintained by Trust or any other portfolio manager to the Portfolio; and (iii) any acts of HC Solutions with respect to the Account, including any loss resulting from any purchase, holding, redemption or sale of any security or other investment in the Account effected by Portfolio Manager at the direction of HC Solutions, in the absence of willful misconduct, bad faith or gross negligence of Portfolio Manager. Portfolio Manager shall have no duty or obligation to review, evaluate or otherwise advise HC Solutions or the Trust with respect to any purchase, holding, redemption or sale of any security or other investment effected at the specific direction of HC Solutions. The Trust agrees that, to the extent the Portfolio Manager complies with the investment objectives, policies, and restrictions applicable to the Portfolio as provided to the Portfolio Manager by the Trust, and with laws, rules, and regulations applicable to the Portfolio in the management of the assets of the Portfolio specifically committed to management by the Portfolio Manager, without regard to any other assets or investments of the Portfolio, Portfolio Manager will be conclusively presumed for all purposes to have met its obligations under this Agreement to act in accordance with the investment objectives, policies, and restrictions applicable to the Portfolio and with laws, rules, and regulations applicable to the Portfolio, it being the intention that for this purpose the assets committed to management by the Portfolio Manager shall be considered a separate and discrete investment portfolio from any other assets of the Portfolio. Without limiting the generality of the foregoing, the Portfolio Manager will have no obligation to inquire into, or to take into account, any other investments of the Portfolio in making investment decisions under this Agreement. In no event shall the Portfolio Manager or any officer, director, employee, or agent or the Portfolio Manager have any liability arising from the conduct of the Trust (or any entity unaffiliated with Portfolio Manager and acting on the Trust’s behalf) and any other portfolio manager with respect to the portion of the Portfolio's assets not allocated to the Portfolio Manager.

6.             Permissible Interest. Subject to and in accordance with the Trust's Declaration of Trust and Bylaws and corresponding governing documents of Portfolio Manager, Trustees, officers, agents and shareholders of the Trust may have an interest in the Portfolio Manager as officers, directors, agents and/or shareholders or otherwise. Portfolio Manager may have similar interests in the Trust. The effect of any such interrelationships shall be governed by said governing documents and the provisions of the Investment Company Act.

7.             Duration, Termination and Amendments. This Agreement shall become effective as of the date first written above and shall continue in effect thereafter for two years. This Agreement shall continue in effect from year to year thereafter for so long as its continuance is specifically approved, at least annually, by: (i) a majority of the Board of Trustees or the vote of the holders of a majority of the Portfolio’s outstanding voting securities; and (ii) the affirmative vote, cast in person at a meeting called for the purpose of voting on such continuance, of a majority of those members of the Board of Trustees ("Independent Trustees") who are not "interested persons" of the Trust or any investment adviser to the Trust.

This Agreement may be terminated by the Portfolio Manager at any time and without penalty upon thirty days written notice to the other party, which notice may be waived by the party entitled to it. This Agreement may be terminated by the Trust at any time and without penalty upon sixty days written notice to the other party, which notice may be waived by the party entitled to it. This Agreement may not be amended except by an instrument in writing and signed by the party to be bound thereby provided that if the Investment Company Act requires that such amendment be approved by the vote of the Board, the Independent Trustees and/or the holders of the Trust's or the Portfolio's outstanding shareholders, such approval must be obtained before any such amendment may become effective. This

Agreement shall terminate upon its assignment. For purposes of this Agreement, the terms “majority of the outstanding voting securities,” “assignment” and “interested person” shall have the meanings set forth in the Investment Company Act.

8.             Confidentiality; Use of Name. Portfolio Manager and the Trust acknowledge and agree that during the term of this Agreement the parties may have access to certain information that is proprietary to the Trust or Portfolio Manager, respectively (or to their affiliates and/or service providers). The parties agree that their respective officers and employees shall treat all such proprietary information as confidential and will not use or disclose information contained in, or derived from such material for any purpose other than in connection with the carrying out of their responsibilities under this Agreement and the management of the Trust’s assets, provided, however, that this shall not apply in the case of: (i) information that is publicly available; and (ii) disclosures required by law or requested by any regulatory authority that may have jurisdiction over Portfolio Manager or the Trust, as the case may be, in which case such party shall request such confidential treatment of such information as may be reasonably available. In addition, each party shall use its reasonable efforts to ensure that its agents or affiliates who may gain access to such proprietary information shall be made aware of the proprietary nature and shall likewise treat such materials as confidential.

It is acknowledged and agreed that the names “Hirtle Callaghan,” “Hirtle Callaghan Chief Investment Officers” (which is a registered trademark of Hirtle Callaghan & Co., Inc. (“HCCI”)), “HC Capital” and derivatives of each, as well as any logo that is now or shall later become associated with either name (“Marks”) are valuable property of HCCI and that the use of the Marks, or any one of them, by the Trust or its agents is subject to the license granted to the Trust by HCCI. Portfolio Manager agrees that it will not use any Mark without the prior written consent of the Trust. Portfolio Manager consents to use of its name, performance data, biographical data and other pertinent data, and the Parametric Marks (as defined below), by the Trust for use in marketing and sales literature, provided that any such marketing and sales literature shall not be used by the Trust without the prior written consent of Portfolio Manager, which consent shall not be unreasonably withheld. The Trust shall have full responsibility for the compliance by any such marketing and sales literature with all applicable laws, rules, and regulations, and Portfolio Manager will have no responsibility or liability therefor. The provisions of this Section 8 shall survive termination of this Agreement.

It is acknowledged and agreed that the names “Parametric Portfolio Associates” and “Parametric Clifton” and any portions or derivatives thereof, as well as any logo that is now or shall later become associated with such name (“Parametric Marks”), are valuable property of Portfolio Manager and that the use of the Parametric Marks by the Trust or its agents is permitted only so long as this Agreement is in place.

The provisions of this Section 8 shall survive termination of this Agreement.

9.             Representation, Warranties and Agreements of Portfolio Manager. Portfolio Manager represents and warrants that:

(a) It is registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Investment Advisers Act"), it will maintain such registration in full force and effect and will promptly report to the Trust the commencement of any formal proceeding that could render Portfolio Manager ineligible to serve as an investment adviser to a registered investment company under Section 9 of the Investment Company Act.

(b) Portfolio Manager understands that the Trust is subject to various regulations under the Investment Company Act which require that the Board review and approve various procedures adopted by portfolio managers and may also require disclosure regarding the Board’s consideration of these matters in various documents required to be filed with the SEC. Portfolio Manager represents it will, upon reasonable request of the Trust, provide to the Trust information regarding all such matters including, but not limited to, codes of ethics required by Rule 17j-1 under the Investment Company Act and compliance procedures required by Rule 206(4)-7 under the Investment Advisers Act, as well as certifications that, as contemplated under Rule 38a-1 under the Investment Company Act, Portfolio Manager has implemented a compliance program that is reasonably designed to prevent violations of the federal securities laws by the Portfolio with respect to those services provided pursuant to this Agreement. Portfolio Manager acknowledges that the Trust may, in response to regulations or recommendations issued by the SEC or other regulatory agencies, from time to time, request additional information regarding the personal securities trading of its directors, partners, officers and employees and the policies of Portfolio Manager with regard to such trading. Portfolio Manager agrees that it make reasonable efforts to respond to the Trust's reasonable requests in this area.

(c) Upon request of the Trust, Portfolio Manager shall promptly supply the Trust with any information concerning Portfolio Manager and its stockholders, employees and affiliates that the Trust may reasonably require in connection with the preparation of its registration statements, proxy materials, reports and other documents required, under applicable state or Federal laws, to be filed with state or Federal agencies and/or provided to shareholders of the Trust.

10.             Representation, Warranties and Agreements of the Trust.

(a)  The Trust agrees that it shall promptly notify, if legally permitted, the Portfolio Manager (1) in the event that the SEC censures either the Adviser or the Trust; placed limitations on any of their activities, functions or operations; suspended or revoked the Adviser’s registrations as an investment adviser; or has commenced proceedings on an investigation (formally or informally) that may result in any of these actions, (2) upon having a reasonable basis for believing that the Trust has ceased to qualify or may not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, or (3) of any other regulatory matter involving the Trust’s investments or investment practices.

(b) The Trust agrees that, to the extent any action is taken by the Trust that with respect to the Trust’s investment objectives, strategies, policies and restrictions or relevant provisions of the Trust’s registration statement as it relates to the services provided by the Portfolio Manager to the Trust, the Trust will take all reasonable steps to ensure that Portfolio Manager is afforded a reasonable period during which to implement any such change and Portfolio Manager agrees it will make reasonable efforts to implement any such action within such implementation period.

11.             Status of Portfolio Manager. The Trust and Portfolio Manager acknowledge and agree that the relationship between Portfolio Manager and the Trust is that of an independent contractor and under no circumstances shall any employee of Portfolio Manager be deemed an employee of the Trust or any other organization that the Trust may, from time to time, engage to provide services to the Trust, its Portfolios or its shareholders. The parties also acknowledge and agree that nothing in this Agreement shall be construed to restrict the right of Portfolio Manager or its affiliates to perform investment management or other services to any person or entity, including without limitation, other investment companies and persons who may retain Portfolio Manager to provide investment management services and the performance of such services shall not be deemed to violate or give rise to any duty or obligations to the Trust.

12.             Service to Other Clients. It is understood that Portfolio Manager may perform investment advisory services for various clients including related persons, related entities of the Portfolio Manager and various investment companies. The Trust agrees that Portfolio Manager may provide advice and take action with respect to any of its other clients, itself or affiliates that may compete with or differ from the advice given or the timing or nature of action taken with respect to the Account, so long as it is the Portfolio Manager’s policy, to the extent practical, to allocate investment opportunities to the Account over a period of time on a fair and equitable basis relative to other clients, itself and its affiliates. It is understood that Portfolio Manager shall not have any obligation to purchase or sell, or to recommend for purchase or sale, for the account any security or other investment which Portfolio Manager, its principals, affiliates, or employees may purchase or sell for its or their own accounts or for the account of any other client. Portfolio Manager may, but is not required to, enter into “batch” trades for multiple clients.

13.             Inside Information. Portfolio Manager shall, as a general rule, seek only to obtain publicly available research material and information. In the event Portfolio Manager does acquire or in some manner possess “material non-public information,” (“MNPI”) (as defined under the Insider trading and Securities Fraud Enforcement Act of 1988) Portfolio Manager acknowledges that it has implemented adequate procedures which may include information sharing restrictions (fire walls) to reasonably seek to assure regulatory compliance. The Trust acknowledges that possession of MNPI may adversely affect the Portfolio Manager’s ability to initiate investing or continue investing in a specific portfolio security.

14.             Proxies. Portfolio Manager will vote the proxies solicited by the issuers of securities in which assets of the Account are managed by Portfolio Manager or held in the Trust’s Account during the related designated investment period.

15.             Class Actions. The Trust and not Portfolio Manager will generally, unless otherwise stipulated by law or written agreement, initiate and pursue all appropriate litigation claims and related filings in connection with the Account. However, Portfolio Manager will upon request and to the extent possible, assist the Trust and Custodian with such actions, but may only do so on behalf of the assets currently managed by the Portfolio Manager. Portfolio Manager will forward to the Trust promptly any materials it receives in this regard.

16.             Counterparts and Notice. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original. Any notice required to be given under this Agreement shall be deemed given when received, in writing addressed and delivered, by certified mail, by hand or via overnight delivery service as follows:

If to the Trust:

Ms. Colette Bergman, Vice President & Treasurer

The HC Capital Trust

Five Tower Bridge, 300 Barr Harbor Drive, 5th Floor

West Conshohocken, PA 19428

If to Portfolio Manager:

Parametric Portfolio Associates LLC,

Minneapolis Investment Center

Attention: Chief Investment Officer,
3600 Minnesota Drive, Suite 325,

Minneapolis, MN 55435

17.             Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by the law of the State of Delaware provided that nothing herein shall be construed as inconsistent with the Investment Company Act or the Investment Advisers Act.

The Trust acknowledges receipt of Part II of Portfolio Manager’s Form ADV, copies of which have been provided to the Trust’s Board of Trustees.

Portfolio Manager is hereby expressly put on notice of the limitations of shareholder and Trustee liability set forth in the Declaration of Trust of the Trust and agrees that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the assets of the Portfolio. Portfolio Manager further agrees that it will not seek satisfaction of any such obligations from the shareholders or any individual shareholder of the Trust, or from the Trustees of the Trust or any individual Trustee of the Trust.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers thereunto duly authorized as of the day and year first written above.

ATTEST:	Parametric Portfolio Associates LLC

By:

Name:

Title:

Date:

ATTEST:	The HC Capital Trust (on behalf of The Core Fixed Income Portfolio)

By:

Name:

Title:

Date:

PORTFOLIO MANAGEMENT AGREEMENT

For The Core Fixed Income Portfolio

AGREEMENT made this 10th day of March, 2026, between Parametric Portfolio Associates, LLC, a limited liability company organized under the laws of Delaware (“Portfolio Manager”) and The HC Capital Trust, a Delaware statutory trust (“Trust”).

WHEREAS, the Trust is registered as an open-end, diversified, management series investment company under the Investment Company Act of 1940, as amended (“Investment Company Act”) which currently offers eleven series of beneficial interests (“shares”) representing interests in separate investment portfolios, and may offer additional portfolios in the future; and

WHEREAS, HC Capital Solutions, a division of Hirtle, Callaghan & Co., LLC (the “Adviser”) serves as the overall investment adviser to the Trust under the terms of a discretionary investment advisory agreement; and

WHEREAS, the Trust desires to retain the Portfolio Manager to provide a continuous program of investment management to that portion of The Core Fixed Income Portfolio of the Trust (“Portfolio”) that may, from time to time, be allocated to its Liquidity Strategy by, or under the supervision of, the Trust's Board of Trustees, and Portfolio Manager is willing, in accordance with the terms and conditions hereof, to provide such services to the Trust;

NOW THEREFORE, in consideration of the promises and covenants set forth herein and intending to be legally bound hereby, it is agreed between the parties as follows:

1.             Appointment of Portfolio Manager. The Trust hereby retains Portfolio Manager to provide the investment services set forth herein and Portfolio Manager agrees to accept such appointment. In carrying out its responsibilities under this Agreement, the Portfolio Manager shall at all times act in accordance with the investment objectives, policies and restrictions applicable to the Portfolio as set forth in the then current Registration Statement of the Trust delivered by the Trust to the Portfolio Manager, applicable provisions of the Investment Company Act and the rules and regulations promulgated under the Investment Company Act and other applicable federal securities laws.

2.             Duties of Portfolio Manager. (a) Portfolio Manager shall provide a continuous program of investment management for that portion of the assets of the Portfolio that may, from time to time be allocated to its Liquidity Strategy ("Account") by, or under the supervision of, the Trust's Board of Trustees, as indicated in writing by an authorized officer of the Trust. It is understood that the Account may consist of all, a portion of or none of the assets of the Portfolio, and that the Board of Trustees and/or the Adviser have the right to allocate and reallocate such assets to the Account at any time, and from time to time, upon such notice to the Portfolio Manager as may be reasonably necessary, in the view of the Trust, to ensure orderly management of the Account or the Portfolio. The Portfolio Manager’s responsibility for providing portfolio management services to the Portfolio shall be limited to the Account.

(b) Subject to the general supervision of the Trust's Board of Trustees, Portfolio Manager shall have sole investment discretion with respect to the Account, including investment research, selection of the securities and other investments to be purchased and sold and the portion of the Account, if any, that shall be held uninvested, and the selection of brokers, dealers and futures commission merchants through which transactions in the Account shall be executed. The Portfolio Manager shall not consult with any other portfolio manager of the Portfolio concerning transactions for the Portfolio in securities or other assets. Specifically, and without limiting the generality of the foregoing, Portfolio Manager agrees that it will:

(i) advise the Portfolio's designated custodian bank and administrator or accounting agent on each business day of each purchase and sale or by the day following trade date, as the case may be, made on behalf of the Account, specifying the name and quantity of the security purchased or sold, the unit and aggregate purchase or sale price, commission paid, the market on which the transaction was effected, the trade date, the settlement date, the identity of the effecting broker, dealer or futures commission merchant and/or such other information, and in such manner, as may from time to time be reasonably requested by the Trust;

(ii) maintain all applicable books and records with respect to the transactions of the Account. Specifically, Portfolio Manager agrees to maintain with respect to the Account those records required to be maintained under Rule

31a-1(b)(1), (b)(5) and (b)(6) under the Investment Company Act with respect to transactions in the Account including, without limitation, records which reflect securities or other investment instruments purchased or sold in the Account, showing for each such transaction, the name and quantity of securities or other investment instruments, the unit and aggregate purchase or sale price, commission paid (if any), the market on which the transaction was effected, the trade date, the settlement date, and the identity of the effecting broker or dealer. Portfolio Manager will preserve such records in the manner and for the periods prescribed by Rule 31a-2 under the Investment Company Act. Portfolio Manager acknowledges and agrees that all records it maintains for the Trust are the property of the Trust and Portfolio Manager will surrender promptly to the Trust any such records upon the Trust's request. The Trust agrees, however, that Portfolio Manager may retain copies of those records that are required to be maintained by Portfolio Manager under federal or state regulations to which it may be subject or are reasonably necessary for purposes of conducting its business;

(iii) provide, in a timely manner, such information as may be reasonably requested by the Trust or its designated agents in connection with, among other things, the daily computation of the Portfolio's net asset value and net income, preparation of proxy statements or amendments to the Trust’s registration statement and monitoring investments made in the Account to ensure compliance with the various limitations on investments applicable to the Portfolio and to ensure that the Portfolio will continue to qualify for the special tax treatment accorded to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”); and

(iv) render regular reports to the Trust concerning the performance of Portfolio Manager of its responsibilities under this Agreement. In particular, Portfolio Manager agrees that it will, at the reasonable request of the Board of Trustees, attend meetings of the Board or its validly constituted committees and will, in addition, make its officers and employees available to meet with the officers and employees of the Trust at least quarterly and at other times upon reasonable notice, to review the investments and investment program of the Account.

3.             Portfolio Transaction and Brokerage. In placing orders for portfolio securities with brokers and dealers, Portfolio Manager shall use its best efforts to execute securities transactions on behalf of the Account in such a manner that the total cost or proceeds in each transaction is the most favorable under the circumstances. Portfolio Manager may, however, in its discretion, direct orders to brokers that provide to Portfolio Manager research, analysis, advice and similar services, and Portfolio Manager may cause the Account to pay to those brokers a higher commission than may be charged by other brokers for similar transactions, provided that Portfolio Manager determines in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Portfolio Manager to the Account and any other accounts with respect to which Portfolio Manager exercises investment discretion, and provided further that the extent and continuation of any such practice is subject to review by the Trust's Board of Trustees. Portfolio Manager shall not execute any portfolio transactions for the Trust with a broker or dealer which is an "affiliated person" of the Trust or Portfolio Manager, including any other investment advisory organization that may, from time to time act as a portfolio manager for the Portfolio or any of the Trust's other Portfolios, except as permitted under the Investment Company Act and rules promulgated thereunder. The Trust shall provide a list of such affiliated brokers and dealers to Portfolio Manager and will promptly advise Portfolio Manager of any changes in such list.

4.             Expenses and Compensation. Except for expenses specifically assumed or agreed to be paid by the Portfolio Manager under this Agreement, the Portfolio Manager shall not be liable for any expenses of the Portfolio or the Trust, including, without limitation: (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase and sale of securities or other investment instruments with respect to the Portfolio; and (iii) custodian fees and expenses. For its services under this Agreement, Portfolio Manager shall be entitled to receive a fee, which fee shall be calculated daily and payable monthly in arrears at the annual rate of 0.15 of the first $150 million of Combined Assets; 0.10% next $100 million of Combined Assets; and 0.05% on combined assets over $150 million.

For [purposes of this section 4, the term “Combined Assets” shall mean the sum of: (a) the net assets of the account; and (b) the net assets of each of the other Portfolios of the Trust allocated to Parametric from time to time for investment in the Liquidity strategy.

Portfolio manager shall also be entitled to receive a flat fee of $10,000 per year, provided that 1/12 of such fee will be waived with respect to each calendar month during which no Portfolio assets were allocated to the Account.

For avoidance of doubt, Trust assets will be valued in accordance with the Trust’s Procedures for Determining Net Asset Value for the Trust.

5.             Limitation of Liability and Indemnification. (a) The Portfolio Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio or the Trust in connection with the matters to which this Agreement relates including, without limitation, losses that may be sustained in connection with the purchase, holding, redemption or sale of any security or other investment by the Trust on behalf of the Portfolio, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Portfolio Manager in the performance of its duties or from reckless disregard by it of its duties under this Agreement. The Trust shall indemnify the Portfolio Manager for any liability and expenses, including reasonable attorneys' fees, which may be sustained as a result of the Trust’s willful misfeasance, bad faith, negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.

(b) Notwithstanding the foregoing, Portfolio Manager expressly agrees that the Trust may rely upon (i) Portfolio Manager’s current Form ADV and (ii) information provided, in writing, by Portfolio Manager to the Trust in accordance with Section 9 of this Agreement or otherwise to the extent such information was provided by Portfolio Manager for the purpose of inclusion in SEC Filings, as hereinafter defined provided that a copy of each SEC Filing is provided to Portfolio Manager as follows: (i) at least 10 business days prior to the date on which it will become effective, in the case of a registration statement; (ii) at least 10 business days prior to the date upon which it is filed with the SEC in the case of the Trust's semi-annual report on Form N-SAR or any shareholder report or proxy statement; or (iii) at least 10 business days prior to first use, in the case of any other SEC Filing. For purposes of this Section 5, “SEC Filings” means the Trust's registration statement and amendments thereto, [proxy statement or information statement] and any periodic reports relating to the Trust and its Portfolios that are required by law to be furnished to shareholders of the Trust and/or filed with the Securities and Exchange Commission.

(c) The Portfolio Manager shall indemnify the Trust for any liability and expenses, including reasonable attorneys' fees, which may be sustained as a result of the Portfolio Manager’s willful misfeasance, bad faith, negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities. The Portfolio Manager further agrees to indemnify and hold harmless the Trust and each of its Trustees, officers, employees and control persons from any claims, liabilities and reasonable expenses, including reasonable attorneys' fees (collectively, "Losses"), to the extent that such Losses arise out of any untrue statement of a material fact contained in an SEC Filing or the omission to state therein a material fact necessary to make the statements therein, in light of the circumstances under which they are made, not materially misleading, if such statement or omission was made in reliance upon Portfolio Manager’s current Form ADV or written information furnished by Portfolio Manager for the purpose of inclusion in such SEC Filings or other appropriate SEC Filings provided that a copy of each SEC Filing was provided to Portfolio Manager as follows (i) at least 10 business days prior to the date on which it will become effective, in the case of a registration statement; (ii) at least 10 business days prior to the date upon which it is filed with the SEC in the case of the Trust's semi-annual report on Form N-SAR or any shareholder report or proxy statement; (iii) at least 10 business days prior to first use, in the case of any other SEC Filing.

(d) In the event that a legal proceeding is commenced against the Trust on the basis of claims for which Portfolio Manager would, if such claims were to prevail, be required to indemnify the Trust pursuant to Section 5(c) above, Portfolio Manager will, at its expense, provide such assistance as the Trust may reasonably request in preparing the defense of such claims (including by way of example making personnel available for interview by counsel for the Trust, but specifically not including retention or payment of counsel to defend such claims on behalf of the Trust) provided that Portfolio Manager will not be required to pay any Losses of the Trust except to the extent it may be required to do so under Section 5(c) above.

(e) The indemnification obligations set forth in Section 5 (c) shall not apply unless: (i) the statement or omission in question accurately reflects information provided to the Trust in writing by the Portfolio Manager; (ii) the statement or omission in question was made in an SEC Filing in reliance upon written information provided to the Trust by the Portfolio Manager specifically for use in such SEC Filing; (iii) the Portfolio Manager was afforded the opportunity to review the statement (or the omission was identified to it) in connection with the 10 business day review requirement set forth in Section 5(b) above; and (iv) upon receipt by the Trust of any notice of the commencement of any action or the assertion of any claim to which the indemnification obligations set forth in Section 5(c) may apply, the Trust notifies the Portfolio Manager, within 30 days and in writing, of such receipt and provides to Portfolio Manager the opportunity to participate in the defense and/or settlement of any such action or claim. Further, Portfolio Manager will not be required to indemnify any person under this Section 5 to the extent that Portfolio Manager relied upon statements or information furnished to them, in writing, by any officer, employee or Trustee of the Trust, or by the Trust's custodian, administrator or accounting agent or any other agent of the Trust, in preparing written information provided to the Trust and upon which the Trust relied in preparing the SEC Filing(s) in question.

(f) Portfolio Manager shall not be liable for: (i) any acts of any other portfolio manager to the Portfolio or the Trust with respect to the portion of the assets of the Portfolio or the Trust not managed by the Portfolio Manager; and (ii) acts of the Portfolio Manager which result from acts of the Trust, including, but not limited to, a failure of the Trust to provide accurate and current information with respect to the investment objectives, policies, or restrictions applicable to the Portfolio, actions of the Trustees, or any records maintained by Trust or any other portfolio manager to the Portfolio. The Trust agrees that, to the extent the Portfolio Manager complies with the investment objectives, policies, and restrictions applicable to the Portfolio as provided to the Portfolio Manager by the Trust, and with laws, rules, and regulations applicable to the Portfolio (including, without limitation, any requirements relating to the qualification of the Account as a regulated investment company under Subchapter M of the Code) in the management of the assets of the Portfolio specifically committed to management by the Portfolio Manager, without regard to any other assets or investments of the Portfolio, Portfolio Manager will be conclusively presumed for all purposes to have met its obligations under this Agreement to act in accordance with the investment objectives, policies, and restrictions applicable to the Portfolio and with laws, rules, and regulations applicable to the Portfolio, it being the intention that for this purpose the assets committed to management by the Portfolio Manager shall be considered a separate and discrete investment portfolio from any other assets of the Portfolio. Without limiting the generality of the foregoing, the Portfolio Manager will have no obligation to inquire into, or to take into account, any other investments of the Portfolio in making investment decisions under this Agreement. In no event shall the Portfolio Manager or any officer, director, employee, or agent or the Portfolio Manager have any liability arising from the conduct of the Trust (or any entity unaffiliated with Portfolio Manager and acting on the Trust’s behalf) and any other portfolio manager with respect to the portion of the Portfolio's assets not allocated to the Portfolio Manager.

6.             Permissible Interest. Subject to and in accordance with the Trust's Declaration of Trust and Bylaws and corresponding governing documents of Portfolio Manager, Trustees, officers, agents and shareholders of the Trust may have an interest in the Portfolio Manager as officers, directors, agents and/or shareholders or otherwise. Portfolio Manager may have similar interests in the Trust. The effect of any such interrelationships shall be governed by said governing documents and the provisions of the Investment Company Act.

7.             Duration, Termination and Amendments. This Agreement shall become effective as of the date first written above and shall continue in effect thereafter for two years. This Agreement shall continue in effect from year to year thereafter for so long as its continuance is specifically approved, at least annually, by: (i) a majority of the Board of Trustees or the vote of the holders of a majority of the Portfolio’s outstanding voting securities; and (ii) the affirmative vote, cast in person at a meeting called for the purpose of voting on such continuance, of a majority of those members of the Board of Trustees ("Independent Trustees") who are not "interested persons" of the Trust or any investment adviser to the Trust.

This Agreement may be terminated by the Portfolio Manager at any time and without penalty upon thirty days written notice to the other party, which notice may be waived by the party entitled to it. This Agreement may be terminated by the Trust at any time and without penalty upon sixty days written notice to the other party, which notice may be waived by the party entitled to it. This Agreement may not be amended except by an instrument in writing and signed by the party to be bound thereby provided that if the Investment Company Act requires that such amendment be approved by the vote of the Board, the Independent Trustees and/or the holders of the Trust's or the Portfolio's outstanding shareholders, such approval must be obtained before any such amendment may become effective. This Agreement shall terminate upon its assignment. For purposes of this Agreement, the terms “majority of the outstanding voting securities,” “assignment” and “interested person” shall have the meanings set forth in the Investment Company Act.

8.             Confidentiality; Use of Name. Portfolio Manager and the Trust acknowledge and agree that during the term of this Agreement the parties may have access to certain information that is proprietary to the Trust or Portfolio Manager, respectively (or to their affiliates and/or service providers). The parties agree that their respective officers and employees shall treat all such proprietary information as confidential and will not use or disclose information contained in, or derived from such material for any purpose other than in connection with the carrying out of their responsibilities under this Agreement and the management of the Trust’s assets, provided, however, that this shall not apply in the case of: (i) information that is publicly available; and (ii) disclosures required by law or requested by any regulatory authority that may have jurisdiction over Portfolio Manager or the Trust, as the case may be, in which case such party shall request such confidential treatment of such information as may be reasonably available. In addition, each party shall use its reasonable efforts to ensure that its agents or affiliates who may gain access to such proprietary information shall be made aware of the proprietary nature and shall likewise treat such materials as confidential.

It is acknowledged and agreed that the names “Hirtle Callaghan,” “Hirtle Callaghan Chief Investment Officers” (which is a registered trademark of Hirtle Callaghan & Co., Inc. (“HCCI”)), “HC Capital” and derivatives of each, as well as any logo that is now or shall later become associated with either name (“Marks”) are valuable property of HCCI and that the use of the Marks, or any one of them, by the Trust or its agents is subject to the license granted to the Trust by HCCI. Portfolio Manager agrees that it will not use any Mark without the prior written consent of the Trust. Portfolio Manager consents to use of its name, performance data, biographical data and other pertinent data, and the Parametric Marks (as defined below), by the Trust for use in marketing and sales literature, provided that any such marketing and sales literature shall not be used by the Trust without the prior written consent of Portfolio Manager, which consent shall not be unreasonably withheld. The Trust shall have full responsibility for the compliance by any such marketing and sales literature with all applicable laws, rules, and regulations, and Portfolio Manager will have no responsibility or liability therefor. The provisions of this Section 8 shall survive termination of this Agreement.

It is acknowledged and agreed that the names “Parametric Portfolio Associates” and “Parametric Clifton” and any portions or derivatives thereof, as well as any logo that is now or shall later become associated with such name (“Parametric Marks”), are valuable property of Portfolio Manager and that the use of the Parametric Marks by the Trust or its agents is permitted only so long as this Agreement is in place.

The provisions of this Section 8 shall survive termination of this Agreement.

9.             Representation, Warranties and Agreements of Portfolio Manager. Portfolio Manager represents and warrants that:

(a) It is registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Investment Advisers Act"), it will maintain such registration in full force and effect and will promptly report to the Trust the commencement of any formal proceeding that could render Portfolio Manager ineligible to serve as an investment adviser to a registered investment company under Section 9 of the Investment Company Act.

(b) Portfolio Manager understands that the Trust is subject to various regulations under the Investment Company Act which require that the Board review and approve various procedures adopted by portfolio managers and may also require disclosure regarding the Board’s consideration of these matters in various documents required to be filed with the SEC. Portfolio Manager represents it will, upon reasonable request of the Trust, provide to the Trust information regarding all such matters including, but not limited to, codes of ethics required by Rule 17j-1 under the Investment Company Act and compliance procedures required by Rule 206(4)-7 under the Investment Advisers Act, as well as certifications that, as contemplated under Rule 38a-1 under the Investment Company Act, Portfolio Manager has implemented a compliance program that is reasonably designed to prevent violations of the federal securities laws by the Portfolio with respect to those services provided pursuant to this Agreement. Portfolio Manager acknowledges that the Trust may, in response to regulations or recommendations issued by the SEC or other regulatory agencies, from time to time, request additional information regarding the personal securities trading of its directors, partners, officers and employees and the policies of Portfolio Manager with regard to such trading. Portfolio Manager agrees that it make reasonable efforts to respond to the Trust's reasonable requests in this area.

(c) Upon request of the Trust, Portfolio Manager shall promptly supply the Trust with any information concerning Portfolio Manager and its stockholders, employees and affiliates that the Trust may reasonably require in connection with the preparation of its registration statements, proxy materials, reports and other documents required, under applicable state or Federal laws, to be filed with state or Federal agencies and/or provided to shareholders of the Trust.

10.           Representation, Warranties and Agreements of the Trust.

(a)  The Trust agrees that it shall promptly notify, if legally permitted, the Portfolio Manager (1) in the event that the SEC censures either the Adviser or the Trust; placed limitations on any of their activities, functions or operations; suspended or revoked the Adviser’s registrations as an investment adviser; or has commenced proceedings on an investigation (formally or informally) that may result in any of these actions, (2) upon having a reasonable basis for believing that the Trust has ceased to qualify or may not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, or (3) of any other regulatory matter involving the Trust’s investments or investment practices.

(b) The Trust agrees that, to the extent any action is taken by the Trust that with respect to the Trust’s investment objectives, strategies, policies and restrictions or relevant provisions of the Trust’s registration statement as it relates to the services provided by the Portfolio Manager to the Trust, the Trust will take all reasonable steps to ensure that Portfolio Manager is afforded a reasonable period during which to implement any such change and Portfolio Manager agrees it will make reasonable efforts to implement any such action within such implementation period.

11.           Status of Portfolio Manager. The Trust and Portfolio Manager acknowledge and agree that the relationship between Portfolio Manager and the Trust is that of an independent contractor and under no circumstances shall any employee of Portfolio Manager be deemed an employee of the Trust or any other organization that the Trust may, from time to time, engage to provide services to the Trust, its Portfolios or its shareholders. The parties also acknowledge and agree that nothing in this Agreement shall be construed to restrict the right of Portfolio Manager or its affiliates to perform investment management or other services to any person or entity, including without limitation, other investment companies and persons who may retain Portfolio Manager to provide investment management services and the performance of such services shall not be deemed to violate or give rise to any duty or obligations to the Trust.

12.           Service to Other Clients. It is understood that Portfolio Manager may perform investment advisory services for various clients including related persons, related entities of the Portfolio Manager and various investment companies. The Trust agrees that Portfolio Manager may provide advice and take action with respect to any of its other clients, itself or affiliates that may compete with or differ from the advice given or the timing or nature of action taken with respect to the Account, so long as it is the Portfolio Manager’s policy, to the extent practical, to allocate investment opportunities to the Account over a period of time on a fair and equitable basis relative to other clients, itself and its affiliates. It is understood that Portfolio Manager shall not have any obligation to purchase or sell, or to recommend for purchase or sale, for the account any security or other investment which Portfolio Manager, its principals, affiliates, or employees may purchase or sell for its or their own accounts or for the account of any other client. Portfolio Manager may, but is not required to, enter into “batch” trades for multiple clients.

13.           Inside Information. Portfolio Manager shall, as a general rule, seek only to obtain publicly available research material and information. In the event Portfolio Manager does acquire or in some manner possess “material non-public information,” (“MNPI”) (as defined under the Insider trading and Securities Fraud Enforcement Act of 1988) Portfolio Manager acknowledges that it has implemented adequate procedures which may include information sharing restrictions (fire walls) to reasonably seek to assure regulatory compliance. The Trust acknowledges that possession of MNPI may adversely affect the Portfolio Manager’s ability to initiate investing or continue investing in a specific portfolio security.

14.           Proxies. Portfolio Manager will vote the proxies solicited by the issuers of securities in which assets of the Account are managed by Portfolio Manager or held in the Trust’s Account during the related designated investment period.

15.             Class Actions. The Trust and not Portfolio Manager will generally, unless otherwise stipulated by law or written agreement, initiate and pursue all appropriate litigation claims and related filings in connection with the Account. However, Portfolio Manager will upon request and to the extent possible, assist the Trust and Custodian with such actions, but may only do so on behalf of the assets currently managed by the Portfolio Manager. Portfolio Manager will forward to the Trust promptly any materials it receives in this regard.

16.             Counterparts and Notice. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original. Any notice required to be given under this Agreement shall be deemed given when received, in writing addressed and delivered, by certified mail, by hand or via overnight delivery service as follows:

If to the Trust:

Ms. Colette Bergman, Vice President & Treasurer

The HC Capital Trust

Five Tower Bridge, 300 Barr Harbor Drive, 5th Floor

West Conshohocken, PA 19428

If to Portfolio Manager:

Parametric Portfolio Associates LLC,

Attn: Legal and Compliance Department

1918 Eighth Ave, Suite 3100

Seattle, WA 98101

17.           Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by the law of the State of Delaware provided that nothing herein shall be construed as inconsistent with the Investment Company Act or the Investment Advisers Act.

The Trust acknowledges receipt of Part II of Portfolio Manager’s Form ADV, copies of which have been provided to the Trust’s Board of Trustees.

Portfolio Manager is hereby expressly put on notice of the limitations of shareholder and Trustee liability set forth in the Declaration of Trust of the Trust and agrees that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the assets of the Portfolio. Portfolio Manager further agrees that it will not seek satisfaction of any such obligations from the shareholders or any individual shareholder of the Trust, or from the Trustees of the Trust or any individual Trustee of the Trust.

PURSUANT TO AN EXEMPTION FROM THE COMMODITY FUTURES TRADING COMMISSION IN CONNECTION WITH ACCOUNTS OF QUALIFIED ELIGIBLE PERSONS, THIS ACCOUNT DOCUMENT IS NOT REQUIRED TO BE, AND HAS NOT BEEN, FILED WITH THE COMMISSION. THE COMMODITY FUTURES TRADING COMMISSION DOES NOT PASS UPON THE MERITS OR PARTICIPATION IN A TRADING PROGRAM OR UPON THE ADEQUACY OR ACCURACY OF COMMODITY TRADING ADVISOR DISCLOSURE. CONSEQUENTLY, THE COMMODITY FUTURES TRADING COMMISSION HAS NOT REVIEWED OR APPROVED THIS TRADING PROGRAM OR THIS ACCOUNT DOCUMENT.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers thereunto duly authorized as of the day and year first written above.

ATTEST:	Parametric Portfolio Associates LLC

By:

Name:

Title:

Date:

ATTEST:	The HC Capital Trust (on behalf of The Core Fixed Income Portfolio)

By:

Name:

Title:

Date: